UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04413

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds IV

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	September 30

Date of reporting period:	June 30, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Smid Cap Growth Fund

June 30, 2010

	Number of
	Shares	Value
Common Stock– 98.42%
Consumer Discretionary – 22.81%
*†DineEquity	158,100	$4,414,152
*Fastenal	156,700	7,864,773
*Gentex	271,200	4,876,176
†Interval Leisure Group	381,900	4,754,655
*†NetFlix	94,200	10,234,831
*Ritchie Bros. Auctioneers	291,000	5,302,020
*Strayer Education	46,200	9,604,518
*Weight Watchers International	376,300	9,667,147
		56,718,272
Consumer Staples – 8.03%
*†Peet's Coffee & Tea	291,400	11,443,278
*†Whole Foods Market	236,500	8,518,730
		19,962,008
Energy – 4.56%
*Core Laboratories	76,840	11,342,352
		11,342,352
Financial Services – 14.38%
†Affiliated Managers Group	165,400	10,051,358
*Heartland Payment Systems	522,500	7,753,900
†IntercontinentalExchange	89,600	10,127,488
†optionsXpress Holdings	496,000	7,807,040
		35,739,786
Health Care – 13.84%
*†ABIOMED	503,900	4,877,752
*†athenahealth	250,300	6,540,339
*Perrigo	198,200	11,707,674
Techne	196,200	11,271,690
		34,397,455
Producer Durables – 10.41%
*C.H. Robinson Worldwide	169,600	9,439,936
*Expeditors International of Washington	256,000	8,834,560
*Graco	269,600	7,600,024
		25,874,520
Technology – 20.01%
*Blackbaud	469,000	10,210,130
*†SBA Communications Class A	374,000	12,719,740
†Teradata	246,900	7,525,512
*†VeriFone Holdings	502,800	9,518,004
*†VeriSign	368,400	9,781,020
		49,754,406
Utilities – 4.38%
*†j2 Global Communications	498,300	10,882,872
		10,882,872
Total Common Stock (cost $240,640,087)		244,671,671

	Principal
	Amount
≠Short-Term Investments – 5.54%
Discount Notes– 4.46%
Federal Home Loan Bank
0.001% 7/1/10	$4,404,967	4,404,967
0.001% 7/6/10	3,303,725	3,303,715
0.01% 7/7/10	371,375	371,374
0.01% 7/15/10	1,855,628	1,855,613
0.05% 7/16/10	1,149,702	1,149,693
		11,085,362
U.S. Treasury Obligations – 1.08%
U.S. Treasury Bills
0.005% 7/1/10	1,935,454	1,935,454
0.045% 7/15/10	744,562	744,536
		2,679,990
Total Short-Term Investments (cost $13,765,362)		13,765,352

Total Value of Securities Before Securities Lending Collateral – 103.96%
(cost $254,405,449)		258,437,023

	Number of
	Shares
Securities Lending Collateral** – 13.40%
Investment Companies
Mellon GSL DBT II Collateral Fund	31,990,248	31,990,248
BNY Mellon SL DBT II Liquidating Fund	1,317,614	1,287,836
†@Mellon GSL Reinvestment Trust II	627,630	26,674
Total Securities Lending Collateral (cost $33,935,492)		33,304,758

Total Value of Securities – 117.36%
(cost $288,340,941)		291,741,781 ©
Obligation to Return Securities Lending Collateral** – (13.65%)		(33,935,492)
Liabilities Net of Receivables and Other Assets (See Notes) – (3.71%)		(9,213,481)
Net Assets Applicable to 14,571,437 Shares Outstanding – 100.00%		$248,592,808

*Fully or partially on loan.
†Non income producing security.
**See Note 3 in “Notes.”
©Includes $33,210,209 of securities loaned.
@Illiquid security. At June 30, 2010, the aggregate amount of illiquid securities was $26,674, which represented 0.01% of the Fund's net assets. See Note 4 in "Notes."
≠The rate shown is the effective yield at the time of purchase.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Delaware Group® Equity Funds IV – Delaware Smid Cap Growth Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Investment companies are valued at net asset value per share. U.S. government and agency securities are valued at the mean between the bid and asked prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (September 30, 2006 – September 30, 2009), and has concluded that no position for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’ custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At June 30, 2010, the Fund held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At June 30, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At June 30, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund was as follows:

Cost of investments	$288,368,491
Aggregate unrealized appreciation	14,583,642
Aggregate unrealized depreciation	(11,210,352)
Net unrealized appreciation	$3,373,290

For federal income tax purposes, at September 30, 2009, capital loss carryforwards of $14,841,421 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$244,671,671	$-	$-	$244,671,671
Short-Term	2,679,990	11,085,362	-	13,765,352
Securities Lending Collateral	31,990,248	1,287,836	26,674	33,304,758
Total	$279,341,909	$12,373,198	$26,674	$291,741,781

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 9/30/09	$63
Net change in unrealized
appreciation/depreciation	26,611
Balance as of 6/30/10	$26,674

Net change in unrealized appreciation/depreciation
from investments still held as of 6/30/10	$26,611

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund's year ending September 30, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund also has cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), which generally holds the portfolio securities of the Fund’s previous cash collateral pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Fund will not make additional investments of cash collateral in the Liquidating Fund; the Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. Both the Collective Trust and the Liquidating Fund seek to maintain a net asset value per unit of $1.00, but there can be no assurance that they will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At June 30, 2010, the value of securities on loan was $33,210,209, for which cash collateral was received and invested in accordance with the lending agreement. At June 30, 2010, the value of invested collateral was $33,304,758. Such investments are presented on the schedule of investments under the caption "Securities Lending Collateral".

4. Credit and Market Risk
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of June 30, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (former parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment management agreement between DMC and the Fund. On January 4, 2010, the new investment management agreement between DMC and the Fund that was approved by the shareholders became effective.

6. Strategy and Name Change
On January 21, 2010, the Board of Trustees of Delaware Group Equity Funds IV approved changes to the Fund’s name, investment objective, investment strategies, and policies to reposition the Fund as a focus smid-cap growth fund. Under the Fund’s new investment strategies and policies, the Fund, under normal circumstances, invests at least 80% of its net assets in equity securities of small- and mid-capitalization companies. The Fund’s investment strategies and policies have been revised to focus on small- and mid-capitalization companies that are expected to grow faster than the U.S. economy. The Fund’s prior investment objective sought to provide long-term capital growth. The Fund’s new investment objective seeks long-term capital appreciation. The Fund will generally hold 25 to 30 stocks although from time to time the Fund may hold fewer or more names depending on the investment manager’s assessment of the investment opportunities available. In connection with these changes, the Fund changed its name to Delaware Smid Cap Growth Fund.

In addition, in connection with the repositioning of the Fund as a smid-cap growth equity fund, the Fund’s performance is measured against a new benchmark that the investment manager believes is a more appropriate benchmark of the Fund’s investments. The Fund’s previous benchmark was the Russell Midcap® Growth Index. To reflect the Fund’s new strategy, the Fund’s performance is now measured against the Russell 2500® Growth Index.

The changes to the Fund’s name and objective became effective on March 22, 2010. For more information see the Fund’s prospectus dated January 28, 2010.

7. Subsequent Events
Management has determined no material events or transactions occurred subsequent to June 30, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Healthcare Fund

June 30, 2010

	Number of
	Shares	Value
Common Stock – 100.45%²
Biotechnology – 12.05%
†Acorda Therapeutics	2,200	$68,442
†Dendreon	5,000	161,650
†Dyax	10,000	22,700
†Immunogen	12,500	115,875
†Ligand Pharmaceuticals Class B	21,000	30,660
†Medivation	5,000	44,200
†Myriad Genetics	19,000	284,050
†ONYX Pharmaceuticals	5,250	113,348
†Regeneron Pharmaceuticals	4,250	94,860
†Talecris Biotherapeutics Holdings	11,000	232,100
		1,167,885
Blue Chip Medical Products – 45.15%
Abbott Laboratories	11,500	537,969
†Amgen	7,000	368,200
Baxter International	11,000	447,040
†Biogen Idec	3,000	142,350
†Boston Scientific	35,000	203,000
Bristol-Myers Squibb	12,500	311,750
±Chugai Pharmaceutical	8,000	142,438
†Forest Laboratories	10,000	274,300
Johnson & Johnson	3,000	177,180
Lilly (Eli)	13,500	452,250
Medtronic	5,000	181,350
Merck	9,500	332,215
Pfizer	22,001	313,727
Sanofi-Aventis ADR	5,000	150,300
Stryker	2,500	125,150
†Zimmer Holdings	4,000	216,200
		4,375,419
Healthcare Services – 15.58%
Aetna	9,000	237,420
†Community Health Systems	3,000	101,430
†Health Management Associates	3,000	23,310
Omnicare	6,000	142,200
Quest Diagnostics	7,000	348,390
†Tenet Healthcare	75,000	325,500
UnitedHealth Group	6,500	184,600
†WellPoint	3,000	146,790
		1,509,640
Medical Distributors – 3.81%
Cardinal Health	8,000	268,880
†Chindex International	8,000	100,240
		369,120
Others – 19.52%
†A123 Systems	2,000	18,860
Archer-Daniels-Midland	24,500	632,590
Bunge Limited	13,000	639,470
Goldman Sachs Group	3,150	413,501
†MEMC Electronic Materials	18,900	186,732
		1,891,153
Small/Mid-Cap Medical Products – 4.34%
†Cangene	58,500	200,587
†CareFusion	3,000	68,100
†Tongjitang Chinese Medicines ADR	5,309	21,555
†TranS1	8,500	22,185
†Wright Medical Group	6,500	107,965
		420,392
Total Common Stock (cost $10,330,876)		9,733,609

Total Value of Securities – 100.45%
(cost $10,330,876)		9,733,609
Liabilities Net of Receivables and Other Assets (See Notes) – (0.45%)		(43,349)
Net Assets Applicable to 1,034,092 Shares Outstanding – 100.00%		$9,690,260

†Non income producing security.
²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
±Security is being valued based on international fair value pricing. At June 30, 2010, the aggregate amount of international fair value priced securities was $142,438, which represented 1.47% of the Fund’s net assets. See Note 1 in "Notes."

ADR – American Depositary Receipts

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds IV – Delaware Healthcare Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (September 30, 2008 – September 30, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At June 30, 2010, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At June 30, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At June 30, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$10,486,030
Aggregate unrealized appreciation	$275,550
Aggregate unrealized depreciation	(1,027,971)
Net unrealized depreciation	$(752,421)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of June 30, 2010:

	Level 1	Level 2	Total
Common Stock	$9,591,171	$142,438	$9,733,609

There were no level 3 securities at the beginning or end of the period.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund's year ending September 30, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. No foreign currency exchange contracts were outstanding at June 30, 2010.

4. Credit and Market Risk
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the healthcare industry and is subject to the risks associated with that industry. The value of the Fund’s shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund which invests in a broad range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of June 30, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

5. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (former parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment management agreement between DMC and the Fund. On January 4, 2010, the new investment management agreement between DMC and the Fund that was approved by the shareholders became effective.

6. Subsequent Events
Management has determined no material events or transactions occurred subsequent to June 30, 2010 that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of investments (Unaudited)

Delaware Macquarie Global Real Estate Fund

June 30, 2010

	Number of	Value
	Shares	(U.S. $)
Common Stock – 98.43%Δ
Australia – 6.77%
±Bunnings Warehouse Property Trust	2,324	$3,663
±CFS Retail Property Trust	11,156	17,625
±Goodman Group	10,984	5,807
=†@GPT Group - In Specie	39,900	0
±Stockland	9,159	28,413
±Westfield Group	4,942	50,195
		105,703
Belgium – 0.61%
±Warehouses De Pauw	242	9,510
		9,510
Canada – 2.89%
Boardwalk Real Estate Investment Trust	106	3,989
Brookfield Properties	130	1,826
Brookfield Real Estate Services Fund Trust Unit	300	3,433
Canadian Apartment Properties REIT	280	3,940
RioCan Real Estate Investment Trust	1,784	31,909
		45,097
Finland – 0.54%
±Technopolis	2,194	8,406
		8,406
France – 4.66%
±ICADE	117	9,876
±Klepierre	427	11,799
±Societe de la Tour Eiffel	155	9,316
±Unibail-Rodamco	257	41,889
		72,880
Hong Kong – 18.94%
±China Overseas Land & Investment	18,000	33,539
±China Resources Land	4,000	7,521
±Hongkong Land Holdings	8,000	39,544
±Link REIT	24,500	60,792
±Shimao Property Holdings	8,500	13,186
±Sino Land	6,000	10,722
±Soho China	19,500	11,284
±Sun Hung Kai Properties	4,830	66,053
±Wharf Holdings	11,000	53,288
		295,929
Japan – 8.19%
±Japan Prime Realty Investment	2	4,214
±Japan Real Estate Investment	1	8,148
±Japan Retail Fund Investment	10	12,183
±Mitsubishi Estate	1,500	20,888
±Mitsui Fudosan	2,100	29,236
±Nippon Accomdations Fund	2	10,501
±Nippon Building Fund	1	7,937
±Sumitomo Realty & Development	1,000	16,997
±United Urban Investment	3	17,912
		128,016
Netherlands – 0.94%
±Corio	303	14,715
		14,715
Singapore – 6.45%
±CapitaCommerical Trust	10,000	8,661
±CapitaMall Trust	20,000	26,071
±CDL Hospitality Trusts	15,000	18,587
±City Developments	3,000	23,611
±Frasers Centrepoint Trust	10,000	9,237
±Parkway Life Real Estate Investment Trust	15,068	14,584
		100,751

Sweden – 1.49%
±Castellum	1,369	12,408
±Fabege	1,693	10,031
±Klovern	259	801
		23,240
United Kingdom – 4.78%
±Big Yellow Group	1,894	8,320
±British Land	1,031	6,658
±Hammerson	2,608	13,285
±Helical Bar	2,163	8,867
±Land Securities Group	634	5,250
±†Metric Property Investments	5,522	8,826
@ProLogis European Properties	132	1,084
±Segro	3,555	13,407
±Workspace Group	27,943	8,954
		74,651
United States – 42.17%
Alexandria Real Estate Equities	170	10,773
AMB Property	519	12,305
American Campus Communities	150	4,094
AvalonBay Communities	170	15,873
BioMed Realty Trust	311	5,004
Boston Properties	358	25,540
Brandywine Realty Trust	310	3,333
BRE Properties	425	15,695
Camden Property Trust	428	17,484
CBL & Associates Properties	826	10,275
DiamondRock Hospitality	329	2,704
Digital Realty Trust	640	36,915
Douglas Emmett	240	3,413
Duke Realty	1,020	11,577
Dupont Fabros Technology	637	15,645
Entertainment Properties Trust	389	14,809
Equity Residential	1,124	46,803
Essex Property Trust	150	14,631
Federal Realty Investment Trust	106	7,449
First Potomac Realty Trust	320	4,598
†Gaylord Entertainment	720	15,905
Glimcher Realty Trust	1,410	8,432
HCP	293	9,449
Health Care REIT	149	6,276
Healthcare Realty Trust	490	10,765
Host Hotels & Resorts	2,210	29,791
†Hyatt Hotels Class A	380	14,094
Jones Lang LaSalle	270	17,723
Kimco Realty	821	11,034
Kite Realty Group Trust	820	3,428
Liberty Property Trust	200	5,770
Macerich	478	17,839
Mack-Cali Realty	136	4,043
Marriott International Class A	150	4,491
Medical Properties Trust	640	6,042
Nationwide Health Properties	242	8,656
ProLogis	1,350	13,676
Public Storage	289	25,406
Regency Centers	413	14,207
Simon Property Group	815	65,811
SL Green Realty	486	26,749
Tanger Factory Outlet Centers	50	2,069
U-Store-It Trust	480	3,581
Ventas	377	17,700
Vornado Realty Trust	506	36,913
		658,770
Total Common Stock (cost $1,567,393)		1,537,668

Warrant – 0.00%
±†Henderson Land Development exercise price $7.45, expiration date 6/1/11	411	70
Total Warrant (cost $0)		70

	Principal
	Amount
≠Short-Term Investments – 0.06%
Discount Note – 0.03%
Federal Home Loan Bank 0.05% 7/16/10	$474	474
		474
U.S. Treasury Obligation – 0.03%
U.S. Treasury Bill 0.045% 7/15/10	455	455
		455
Total Short-Term Investments (cost $929)		929

Total Value of Securities – 98.49%
(cost $1,568,322)		1,538,667
Receivables and Other Assets Net of Liabilities (See Notes) – 1.51%		23,622
Net Assets Applicable to 339,727 Shares Outstanding – 100.00%		$1,562,289

ΔSecurities have been classified by country of origin.
≠The rate shown is the effective yield at time of purchase.
†Non income producing security.
=Security is being fair valued in accordance with the Fund’s fair valuation policy. At June 30, 2010, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Fund’s net assets. See Note 1 in "Notes.”
±Security is being valued based on international fair value pricing. At June 30, 2010, the aggregate amount of international fair value priced securities was $832,787, which represented 53.31% of the Fund’s net assets. See Note 1 in "Notes."
@Illiquid security. At June 30, 2010, the aggregate amount of illiquid securities was $1,084, which represented 0.07% of the Fund’s net assets. See Note 4 in “Notes.”

Summary of Abbreviations:
HKD – Hong Kong Dollar
REIT – Real Estate Investment Trust
SGD – Singapore Dollar

1The following foreign cross currency exchange contracts were outstanding at June 30, 2010:

Foreign Cross Currency Exchange Contracts

Contracts to			Unrealized
Receive	In Exchange For	Settlement Date	Depreciation
HKD 50,000	SGD (8,999)	7/2/10	$(9)

The use of foreign cross currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized depreciation is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Group® Equity Funds IV – Delaware Macquarie Global Real Estate Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Short-term debt securities are valued at market value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (September 30, 2008 – September 30, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At June 30, 2010, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually.

2. Investments
At June 30, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At June 30, 2010, the cost of investments was $1,739,778. At June 30, 2010, net unrealized depreciation was $201,111, of which $26,712 related to unrealized appreciation of investments and $227,823 related to unrealized depreciation of investments.

For federal income tax purposes, at September 30, 2009, capital loss carryforwards of $612,059 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$703,867	$832,717	$1,084	$1,537,668
Short-Term	455	474	-	929
Other	-	70	-	70
Total	$704,322	$833,261	$1,084	$1,538,667
Foreign Currency Exchange Contracts	$-	$(9)	$-	$(9)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock
Balance as of 9/30/09	$-
Purchases	1,124
Net change in unrealized
appreciation/depreciation	(40)
Balance as of 6/30/10	$1,084

Net change in unrealized appreciation/depreciation
from investments still held as of 6/30/10	$(40)

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund's year ending September 30, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

4. Credit and Market Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company (DMC) the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of June 30, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (former parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP) and Delaware Service Company, Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment management agreement between DMC and the Fund. On January 4, 2010, the new investment management agreement between DMC and the Fund that was approved by the shareholders became effective.

6. Changes to Name and Investment Strategy
On February 17, 2010, the Board of Trustees of the Trust approved the addition of Macquarie Capital Investment Management LLC as a sub-adviser to the Fund and changes to the Fund’s name and investment strategies. Under the Fund’s new investment strategies and policies, the Fund will invest, under normal conditions, at least 80% of its net assts in securities issued by U.S. and non-U.S. companies that are principally engaged in the real estate industry. In connection with these changes, the Fund changed its name to Delaware Macquarie Global Real Estate Fund. These changes were effective on April 15, 2010.

7. Subsequent Events
Management has determined no material events or transactions occurred subsequent to June 30, 2010 that would require recognition or disclosure in the Fund's schedule of portfolio holdings.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: